SPROTT FUNDS TRUST

Sprott Gold Equity Fund

Investor Class (SGDLX)

Institutional Class (SGDIX)

Supplement Dated January 8, 2026 to the Prospectus

dated April 30, 2025, as amended June 25, 2025

The “Investments Through Securities Dealers” section of the Prospectus entitled “How to Buy and Sell Shares” is replaced in its entirety with the following:

Investments Through Securities Dealers: Investors may buy and sell shares of the Fund through securities dealers or brokers, or, to the extent applicable, the agents or authorized designees (including other securities dealers) of such securities dealers or brokers, that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Securities Dealers”). Securities Dealers may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Securities Dealer to determine if it is subject to these arrangements. Accordingly, the net yield to investors who invest through Securities Dealers may be less than an investor would receive by investing in the Fund directly. Securities Dealers may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through Securities Dealers should read this Prospectus in conjunction with the materials provided by the Securities Dealers describing the procedures under which Fund shares may be purchased and redeemed through the Securities Dealers. For any questions concerning the purchase or redemption of Fund shares through a Securities Dealer, please call your Securities Dealer or the Fund (toll free) at 1-844-940-4653.

Certain qualified Securities Dealers may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on the Fund Business Day. The Fund will be deemed to have received an order when the Securities Dealers receives the order. The investor will then receive the net asset value of the Fund’s shares determined by the close of regular trading on the NYSE, on the day he or she placed his or her order with the qualified Securities Dealer. Orders transmitted by Securities Dealers before the close of the Fund Business Day (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by Securities Dealers. Orders received after such time will not result in execution until the following Fund Business Day. Securities Dealers are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

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This Supplement dated January 8, 2026, and the Prospectus dated April 30, 2025, as amended June 25, 2025, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-844-940-4653.